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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2004

Med Diversified, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State of other jurisdiction of incorporation or organization)	84-1037630 (I.R.S. employer identification number)

Commission file number: 1-15587

100 Brickstone Square, Fifth Floor
Andover, MA 01810
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (978) 323-2500

Not Applicable
(Former name or former address, if changed since last report)

Item 1.	Changes in Control of Registrant.
Not Applicable
Item 2.	Acquisition or Disposition of Assets.
Not Applicable
Item 3.	Bankruptcy or Receivership.
Not Applicable
Item 4.	Changes in Registrant's Certifying Accountant.
Not Applicable
Item 5.	Other Events and Regulation FD Disclosure.
Not Applicable
Item 6.	Resignations of Registrant's Directors.
Not Applicable
Item 7.	Financial Statements and Exhibits.
(a) Financial Statements.
Not Applicable
(b) Pro Forma Financial Information.
Not Applicable
(c) Exhibits.
99.1
Definitive Disclosure Statement Relating to the Second Amended Plan of Liquidation of Debtor Med Diversified, Inc. Dated May 10, 2004, together with Second Amended Plan of Liquidation of Debtor Med Diversified, Inc. Dated May 10, 2004, annexed thereto as Exhibit A.*
99.2
Definitive Disclosure Statement Relating to the Second Amended Plan of Liquidation of Debtor Resource Pharmacy, Inc. Dated May 10, 2004, together with Second Amended Plan of Liquidation of Debtor Resource Pharmacy, Inc. Dated May 10, 2004, annexed thereto as Exhibit A.*
99.3
Definitive Disclosure Statement Relating to the Second Amended Plan of Liquidation of Debtor Trestle Corporation Dated May 6, 2004, together with Second Amended Plan of Liquidation of Debtor Trestle Corporation, dated May 6, 2004, annexed thereto as Exhibit A.*

99.4
Definitive Disclosure Statement Relating to Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc. Dated May 10, 2004, together with Second Amended Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc., dated May 10, 2004, annexed thereto as Exhibit A.*

*
To be filed by Amendment

Item 8.	Change of Fiscal Year.
Not Applicable
Item 9.	Regulation FD Disclosure.

Under Item 9 of Med's 8-K filed on March 12, 2004, we disclosed that on March 5, 2004, we filed Plans of Liquidation and related Disclosure Statements with the U.S. Bankruptcy Court for the Eastern District of New York (the "Bankruptcy Court") for Med, as well as two of our wholly owned subsidiaries, Resource Pharmacy, Inc. ("Resource") and Trestle Corporation ("Trestle"). We also disclosed that on March 5, 2004, we filed a Joint Plan of Reorganization for our wholly owned subsidiaries, Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc. ("the Chartwell Debtors"), as well as an accompanying Disclosure Statement for the Chartwell Debtors.

On March 26, 2004, we filed in the Bankruptcy Court the First Amended Plan of Liquidation of Med, the First Amended Plan of Liquidation of Resource and the First Amended Plan of Liquidation of Trestle (collectively, the "First Amended Plans"), as well as the related Disclosure Statements to the First Amended Plans. On March 26, 2004, we also filed in the Bankruptcy Court the First Amended Joint Plan of Reorganization for the Chartwell Debtors (the "Joint Plan"), as well as the related Disclosure Statement. None of the officers or directors of Med, nor their affiliates, will possess any ownership interest in the Chartwell Debtors once the Chartwell Debtors are reorganized following acceptance of the Joint Plan by our creditor constituencies.

The First Amended Plans, the Joint Plan (collectively, the "Plans") and the related Disclosure Statements thereafter were amended on several occasions, considered at a hearing of the Bankruptcy Court on April 2, 2004, and filed in their then current form with our Form 8-K/A dated April 5, 2004. Subsequently, after further amendments and further hearings before the Bankruptcy Court on April 26, 2004, May 5, 2004, May 12, 2004 and May 17, 2004, the Bankruptcy Court entered orders, on May 19, 2004, approving all four Disclosure Statements. All such definitive Disclosure Statements (with the proposed Plans attached as Exhibit A thereto) are being mailed to creditors and other parties in interest on May 21, 2004, and copies are annexed to this Form 8-K as Exhibits.

All definitive Disclosure Statements and the proposed Plans also may be obtained for a fee through the Bankruptcy Court at https://ecf.nyeb.uscourts.gov/, and from and after May 25, 2004, free of charge on our website at http://www.meddiv.com.

The Bankruptcy Court has scheduled a hearing to consider confirmation of the proposed Plans for June 25, 2004 at 10:00 a.m., continuing, if necessary, to June 28, 2004 at 9:00 a.m., and June 29, 2004 at 9:00 a.m. The deadline for filing objections to the proposed Plans is June 15, 2004 at 4:00 p.m.

As was provided in Med's First Amended Plan, and in all intervening amendments to such Plan, the Second Amended Plan provides that all of Med's shares will be cancelled on the effective date of Med's Plan of Liquidation. Under applicable law, Med's shareholders are deemed to have rejected Med's Second Amended Plan of Liquidated Dated May 10, 2004 (the "Second Amended Plan") and, therefore, are not entitled to vote to accept or reject the Second Amended Plan. Immediately after confirmation of the Second Amended Plan, a Form 15 will be filed with the SEC, which Form shall deregister Med's shares and, upon such filing, Med's obligation to make periodic filings under the Securities Exchange Act of 1934 will cease.
Item 10.	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Not Applicable
Item 11.	Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
Not Applicable
Item 12.	Results of Operations and Financial Condition.
Not Applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MED DIVERSIFIED, INC. (Registrant)
Date: May 21, 2004	By:	/s/ EDWIN A. REILLY Edwin A. Reilly Chief Operating Officer

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SIGNATURES